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                                  EXHIBIT 10.2

                             STOCK PLEDGE AGREEMENT

        THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of January 1, 2002 by and among iNTELEFILM, Corp. a Minnesota corporation ("iNTELEFILM") and Allison Amon, Lisa Mehling and Steve Wax (the "Principals").

        A. Concurrently herewith, the Principals are executing and delivering to iNTELEFILM, a Promissory Note dated as of the date hereof in the principal amount of $535,000.00 (the "Note"); and

        B. iNTELEFILM is willing to accept the Principals' Note so long as the Principals pledge the shares of Common Stock in Chelsea Pictures, Inc. (the "Company") owned by them and 200,000 shares of common stock in iNTELEFILM owned by Mr. Wax (the " iNTELEFILM Stock" and, together with the pledged shares of Company Common Stock, the "Pledged Shares") to iNTELEFILM as security for the payment of the Note. Concurrently herewith, the Principals are executing and delivering to iNTELEFILM, an Assignment dated as of the date hereof for the herein referenced Pledged Shares.

        ACCORDINGLY, in consideration of the premises and of the covenants herein contained, the parties hereto agree as follows:

        1. PLEDGE. As security for the prompt and complete payment when due of the unpaid principal of, and interest on, the Note, the Principals hereby pledge to iNTELEFILM, and grant to iNTELEFILM a security interest in, the Pledged Shares. iNTELEFILM hereby agrees to lift any restrictions on the iNTELEFILM Stock in the event that that Mr. Wax desires to substitute for the iNTELEFILM Stock unencumbered cash or money market accounts having an aggregate value equal to the value as of the date hereof of the iNTELEFILM Stock so long as the Principals are not in default of their payment of principal and interest under the Note when it becomes due.

        2. DELIVERY OF THE PLEDGED SHARES. All certificates or instruments representing or evidencing the Pledged Shares shall be promptly delivered by the Company or the Principals to a mutually acceptable designee to be held on behalf of iNTELEFILM pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to iNTELEFILM.

        3. VOTING RIGHTS; CASH DIVIDENDS. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement and until such time as there exists a Default under the Note (as such term is defined in the Note), the Principals shall be entitled to all voting rights with respect to the Pledged Shares, and shall be entitled to receive all cash dividends and distributions paid in respect of the Pledged Shares. From and after the occurrence of, and during the continuance of, any Default, iNTELEFILM shall retain all such cash dividends and distributions payable on the Pledged Shares as additional security hereunder.

        4. RESTRICTION ON TRANSFER. The Company and each of the Principals agree that for as long as this Agreement remains in effect, it/he/she will not sell, transfer or otherwise dispose of all or any of its/his/her shares of or rights to acquire the Pledged Shares now owned or hereafter acquired except in compliance with this Agreement.



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        5. STOCK DIVIDENDS, DISTRIBUTIONS, ETC. If, while this Pledge Agreement is in effect, any of the Principals becomes entitled to receive or receives any securities or other property in respect of, in substitution for, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), the Principals shall, upon reasonable request by iNTELEFILM, accept such securities or other property on behalf of, and for the benefit of, iNTELEFILM as additional security for the Principals 's obligations under the Note and shall promptly deliver such additional security to the Clerk of the Company, together with such duly executed forms of assignment as iNTELEFILM may reasonably request, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

        6. DEFAULT. Upon the occurrence of a Default, iNTELEFILM may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the Pledged Shares and receive dividends and distributions with respect to the Pledged Shares) and shall have, and may exercise, any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Massachusetts or otherwise available to iNTELEFILM under applicable law. Without limiting the foregoing, iNTELEFILM is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten (10) business days written notice to the Principals c/o the Company at the address provided in the Stock Purchase Agreement, at such price or prices and upon such terms as iNTELEFILM may deem advisable. The Principals shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, iNTELEFILM may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided, however, that after payment in full of the aggregate indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to the Principals and the Principals shall be entitled to the return of any of the Pledged Shares remaining in the custody of iNTELEFILM. For a period of up to one year following a default, the Principals agree to continue their employment with the Company and at the option of iNTELEFILM at a maximum aggregate annual compensation of $650,000 to facilitate the orderly sale of the Pledged Shares. Nothing herein shall derogate any rights by either party under the laws of the State of New York.

        7. PAYMENT OF INDEBTEDNESS AND RELEASE OF PLEDGED SHARES. Upon full payment of all principal and interest evidenced by the Note, iNTELEFILM shall promptly release all Pledged Shares to the Principals, together with all forms of assignment reasonably requested by the Principals and other documentation reasonably requested by the Principals relating to them.

        8. FURTHER ASSURANCES. Each Party agrees that at any time, and from time to time, upon the reasonable written request of the other Party, such Party shall promptly execute and deliver such further documents, and promptly do such further acts and things, as are reasonably necessary in order to effect the purposes of this Pledge Agreement.

        9.     CERTAIN AGREEMENTS OF THE PRINCIPALS.

        (a) Continuous Security Interest. The Principals hereby agree that, until performance in full of all the Principals' obligations under the Note and this Pledge Agreement, all rights, powers and remedies granted to iNTELEFILM hereunder shall continue to exist and may be exercised by iNTELEFILM at any time and from time to time, irrespective of the fact that payment of any amount owing on account of the Note or otherwise may have become barred by any statute of limitations, the Principals hereby waiving the right to plead any statute of limitations to the full extent permitted by law.



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        (b) Security Interest Absolute. To the maximum extent permitted by law, all rights of iNTELEFILM, all security interest hereunder, and all obligations of the Company and the Principals hereunder, shall be absolute and unconditional irrespective of:

         (i) any lack of validity or enforceability of any of the secured obligations or any other agreement or instrument relating thereto, including the Note;

         (ii) any change in the time, manner, or place of payment of, or in any other term of, all of any of the secured obligations, or any other amendment or waiver of or any consent to any departure from the Note, or any other agreement or instrument relating thereto;

         (iii) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the secured obligations; or

         (iv) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Company or the Principals.


        (c) Waiver of Notice. The Principals hereby agree that iNTELEFILM shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notice of nonperformance, protests, notice of protest or notices of dishonor hereunder or in connection with the Pledged Shares or any obligations, evidences of indebtedness at any time constituting any part of the Pledged Shares, or in connection with the Note or any other obligations secured hereby.

        (d) Waiver of Marshaling Rights. The Principals hereby waive any right to require iNTELEFILM to proceed against any person, proceed against or exhaust any collateral or pursue any other remedy in iNTELEFILM's power, or to pursue any of such rights, if any, in any particular order or manner, and the Principals waive any defenses arising by reason of any disability or other defense of any other person.

        (e) Undertaking to Inform iNTELEFILM. The Principals hereby undertake to inform iNTELEFILM promptly of any change in the Company's business that is likely to have a material adverse financial effect on the Company.

        10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.

        11. ENTIRE AGREEMENT. This Pledge Agreement, together with the Note and the Guaranty by the Company in favor of iNTELEFILM of the same date as the date hereof, represents the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written and all concurrent oral agreements, understandings, discussions and negotiations. This Pledge Agreement may not be amended, supplemented or otherwise modified except in a writing signed by the parties hereto.

        12. HEADINGS. The headings in this Pledge Agreement are for the purpose of reference only and shall not limit or otherwise affect the terms or provisions hereof.



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        13. NO WAIVER. The rights, powers and remedies given to iNTELEFILM by this Pledge Agreement shall be in addition to all rights, powers and remedies given to or now or hereafter existing in iNTELEFILM by virtue of the Note and any applicable statute or rule of law; each and every right, power and remedy, whether herein specifically given or otherwise existing, may be exercised from time to time and so often and in such order as may be deemed expedient by iNTELEFILM, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. Any forbearance or failure or delay by iNTELEFILM in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof.

        14 APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

        15. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason in any jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that each of parties' rights and privileges shall be enforceable to the fullest extent permitted by law, and any such invalidity, illegality and unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the fullest extent permitted by law, the parties hereby waive any provision of any law, statute, ordinance, rule or regulation which might render any provision hereof invalid, illegal or unenforceable.

        16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.




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        IN WITNESS WHEREOF, the Parties have entered into this Pledge Agreement as of the date first set forth above.

                                       INTELEFILM, CORP.

                                       By: /s/ Richard Wiethorn
                                          --------------------------------------
                                          Its: Chief Financial Officer

                                       /s/ Allison Amon
                                       -----------------------------------------
                                       ALLISON AMON

                                       /s/ Lisa Mehling
                                       -----------------------------------------
                                       LISA MEHLING

                                       /s/ Steve Wax
                                       -----------------------------------------
                                       STEVE WAX